                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among SBC Communications Inc., Pacific Telesis Group, and SBC Communications (NV) Inc., dated April 1, 1996; and

      WHEREAS, the undersigned is an officer and a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G.Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the date set forth below.




/s/ Edward E. Whitacre, Jr.                                 April 16, 1996
- ---------------------------                                 --------------
Edward E. Whitacre, Jr.                                           Date
Chairman of the Board and
Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among SBC Communications Inc., Pacific Telesis Group, and SBC Communications (NV) Inc., dated April 1, 1996; and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger
W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand the date set forth below.





/s/ Clarence C. Barksdale                              April 13, 1996
- -------------------------                              --------------
Clarence C. Barksdale                                       Date
Director


/s/ James E. Barnes                                    April 15, 1996
- -------------------                                    --------------
James E. Barnes                                             Date
Director


/s/ Jack S. Blanton                                    April 15, 1996
- -------------------                                    --------------
Jack S. Blanton                                             Date
Director


/s/ August A. Busch III                                April 15, 1996
- -----------------------                                --------------
August A. Busch III                                         Date
Director

/s/ Ruben R. Cardenas                                  April 13, 1996
- ---------------------                                  --------------
Ruben R. Cardenas                                           Date
Director


/s/ Martin K. Eby, Jr.                                 April 13, 1996
- ----------------------                                 --------------
Martin K. Eby, Jr.                                          Date
Director


/s/ Tom C. Frost                                       April 15, 1996
- ----------------                                       --------------
Tom C. Frost                                                Date
Director


/s/ Jess T. Hay                                        April 15, 1996
- ---------------                                        --------------
Jess T. Hay                                                 Date
Director


/s/ Bobby R. Inman                                     April 13, 1996
- ------------------                                     --------------
Bobby R. Inman                                              Date
Director


/s/ Charles F. Knight                                  April 12, 1996
- ---------------------                                  --------------
Charles F. Knight                                           Date
Director


/s/ Sybil C. Mobley                                    April 13, 1996
- -------------------                                    --------------
Sybil C. Mobley                                             Date
Director


/s/ Haskell M. Monroe, Jr.                             April 14, 1996
- --------------------------                             --------------
Haskell M. Monroe, Jr.                                      Date
Director


/s/ Carlos Slim Helu                                   April 15, 1996
- --------------------                                   --------------
Carlos Slim Helu                                            Date
Director


/s/ Patricia P. Upton                                  April 13, 1996
- ---------------------                                  --------------
Patricia P. Upton                                           Date
Director